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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2003

1-800 CONTACTS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23633 (Commission File Number)	87-0571643 (I.R.S. Employer Identification No.)

66 E. Wadsworth Park Drive, 3rd Floor, Draper, UT (Address of principal executive offices)		84020 (Zip Code)

Registrant's telephone number, including area code: (801) 924-9800

N/A
(Former name or former address, if changed since last report.)

Item 5. Other Events.

        On December 8, 2003, the Registrant issued a press release announcing that the Fairness to Contact Lens Consumers Act had been signed into law by President Bush and takes effect on February 4th, 2004. Such press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated December 8, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800 CONTACTS, INC.
Date: December 16, 2003	By:	/s/ BRIAN W. BETHERS Name: Brian W. Bethers Title: Chief Financial Officer

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES